EXHIBIT 10 (c)
                 NORTHERN EMPIRE BANCSHARES
                   1997 STOCK OPTION PLAN
                   STOCK OPTION AGREEMENT


       Unless otherwise defined herein, the terms defined in the Plan
shall have the same   defined meanings in this Option Agreement.

  I.   NOTICE OF STOCK OPTION GRANT

  [name of optionee]

       You have been granted an option to purchase Common Stock of Northern Empire Bancshares (the "Company"), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

       Grant Number

       Date of Grant

       Vesting Commencement Date

       Exercise Price Per Share

       Total Number of Shares
            Covered by Option

       Total Exercise Price

       Type of Option           _____     Incentive Stock Option

                                _____     Nonstatutory Stock Option

       Term/Expiration Date

       Vesting Schedule

       Acceleration of Vesting on Death or Disability

Subject to the Optionee continuing to be an Employee or Director on such dates, this Option shall vest and become exercisable in accordance with the following schedule:


       Termination Period Upon
            Termination of Relationship
            Other than on Death or Disability

       Termination Period Upon Death
            or Disability


II.  AGREEMENT

  1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of this Agreement and the
terms   and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

       If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 limitation of Code Section 422, it shall be treated as a Nonstatutory Stock Option.

  2.   Exercise of Option.

       (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or service as a director, the exercisability of the Option is governed by the applicable provision of the Plan and this Option Agreement.

       (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied, or followed within 15 days by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully exercised Exercise Notice accompanied by such aggregate Exercise Price.

       No shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws.

3. Method of Payment. Payment must be made by the fifteenth (15th) day after the notice of exercise. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

       (a)  cash; or

       (b)  check; or

       (c) a properly executed promissory note (the "Note") and security agreement securing payment of the Note, in the forms attached hereto as Exhibit B and C, respectively, with the Note in the amount of the aggregate Exercise Price of the Exercised Shares and bearing interest at a rate no less than the applicable federal rate prescribed under the Code and its regulations for the month of the exercise most recently announced by the Internal Revenue Service; or

       (d) other Shares, which (A) in the case of Shares acquired upon the exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option is to be exercised; or

       (e) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

4. Limitation on Transferability of Option. Except as set forth in this Section, this Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If this Option is not an ISO, this Option may be transferred by the Optionee only to a member of his or her immediate family ("Family Member"), and may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any other manner by the Optionee or by a Family Member to whom such Option has been transferred, other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or Family Member, only by the Optionee or such Family Member.

5. Term of Option. Subject to the terms of the Plan with respect to the exercise this Option in the event of the disability or death of the Optionee, this Option may be exercised only within the term set forth in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. No Guarantee of Continued Service. Optionee acknowledges and agrees that this agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a employee or director, for any period or at all, and shall not interfere with Optionee's right or the Company's right to terminate Optionee's relationship as an employee or director at any time, with or without cause.

7. Entire Agreement, Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and superseded in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee. This agreement is governed by California law except for that body of laws pertaining to conflict of laws.

       By signing below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

  OPTIONEE:                NORTHERN EMPIRE BANCSHARES, INC.

  ________________________ by: _______________________
  (signature)                  _______________________
                               _______________________
  ________________________      (name and title)
  ________________________ (residence address)

                     CONSENT OF SPOUSE




       The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the rights to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option agreement.


                                __________________________________
                                Spouse of Optionee

  EXHIBIT A

                   1997 STOCK OPTION PLAN

                      EXERCISE NOTICE


  Northern Empire Bancshares
  801 Fourth Street
  Santa Rosa, Ca  95404

  Attention: _____________

1. Exercise of Option. Effective as of __________, 199__, (which date must be within fifteen (15) days of the date of this Notice) the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Northern Empire Bancshares (the "Company") under and pursuant to the 1997 Stock Option Plan (the "Plan") and the Stock Option Agreement dated ________________
(the "Option Agreement"). The purchase price for the shares shall be $____, as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

3.    Representations of Purchaser.  Purchaser acknowledges that
Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchase represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

  Submitted by:                      Accepted by:

  PURCHASER:                    NORTHERN EMPIRE BANCSHARES


  ___________________________        By_____________________________
  Signature

  ___________________________        Its_____________________________
  Print Name

  Address                       Address


  _________________________          801 Fourth Street
  _________________________          Santa Rosa, CA  95404